EXHIBIT 99.1

                              Cox Enterprises, Inc.
                        Executive Officers and Directors

Name                       Position            Principal Occupation                Business Address
-------------------------- ------------------- ----------------------------------- ---------------------------------

James C. Kennedy *         Chairman &          Chairman &                          Cox Enterprises, Inc.
                           Chief Executive     Chief Executive Officer             1400 Lake Hearn Dr., NE
                           Officer                                                 Atlanta, GA 30319

David E. Easterly*         President & Chief   President & Chief Operating         Cox Enterprises, Inc.
                           Operating Officer   Officer                             1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Robert C. O'Leary*         Senior Vice         Senior Vice President & Chief       Cox Enterprises, Inc.
                           President & Chief   Financial Officer                   1400 Lake Hearn Dr., NE
                           Financial Officer                                       Atlanta, GA 30319

Timothy W. Hughes          Senior Vice         Senior Vice President               Cox Enterprises, Inc.
                           President           Administration                      1400 Lake Hearn Dr., NE
                           Administration                                          Atlanta, GA 30319

Barbara C. Anthony*        Vice President      Chairman, Dayton Newspapers         Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Anne C. Chambers*          Vice President      Chairman, Atlanta Newspapers        Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Scott A. Hatfield          Vice President &    Vice President & Chief              Cox Enterprises, Inc.
                           Chief Information   Information Officer                 1400 Lake Hearn Dr., NE
                           Officer                                                 Atlanta, GA 30319

Marybeth H. Leamer         Vice President      Vice President Human Resources      Cox Enterprises, Inc.
                           Human Resources                                         1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Andrew A. Merdek           Vice President      Vice President Legal Affairs &      Cox Enterprises, Inc.
                           Legal Affairs &     Corporate Secretary                 1400 Lake Hearn Dr., NE
                           Corporate                                               Atlanta, GA 30319
                           Secretary

Alexander V.               Vice President      Vice President Public Policy        Cox Enterprises, Inc.
Netchvolodoff              Public Policy                                           1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Richard J. Jacobson        Vice President &    Vice President & Treasurer          Cox Enterprises, Inc.
                           Treasurer                                               1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Preston B. Barnett         Vice President Tax  Vice President Tax                  Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

William L. Killen, Jr.     Vice President      Vice President New Media            Cox Enterprises, Inc.
                           New Media                                               1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Dean H. Eisner             Vice President      Vice President Business             Cox Enterprises, Inc.
                           Business            Development and Planning            1400 Lake Hearn Dr., NE
                           Development and                                         Atlanta, GA 30319
                           Planning

Michael J. Mannheimer      Vice President      Vice President Materials            Cox Enterprises, Inc.
                           Materials           Management                          1400 Lake Hearn Dr., NE
                           Management                                              Atlanta, GA 30319

John C. Williams           Vice President      Vice President Marketing            Cox Enterprises, Inc.
                           Marketing and       and Communications                  1400 Lake Hearn Dr., NE
                           Communications                                          Atlanta, GA 30319

Arthur M. Blank            Director            President and Chief Executive       The Home Depot, Inc.
                                               Officer                             2455 Paces Ferry Road, NW
                                               The Home Depot, Inc.                Atlanta, GA 30339

Thomas O. Cordy            Director            President and Chief Executive       The Maxxis Group, Inc.
                                               Officer                             1901 Montreal Road, Ste. 108
                                               The Maxxis Group, Inc.              Tucker, GA  30084

Carl R. Gross              Director            Retired Senior Vice President       Cox Enterprises, Inc.
                                               and Chief Administrative Officer    1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Ben F. Love                Director            Director                            Chase Bank of Texas
                                               Chase Bank of Texas                 600 Travis Street, 18 TCT 318
                                                                                   Houston, TX 77252-2558

Paul J. Rizzo              Director            Vice Chairman (retired 1/1/95)      Franklin Street Partners
                                               of IBM Corporation                  6330 Quadrangle Drive
                                                                                   Ste. 200
                                                                                   Chapel Hill, NC  27514

* Also a Director

                           Cox Interactive Media, Inc.
                        Executive Officers and Directors

Name                       Position            Principal Occupation                Business Address
-------------------------- ------------------- ----------------------------------- ---------------------------------

Peter M. Winter *          President           President                           Cox Interactive Media, Inc.
                                                                                   530 Means Street, NW
                                                                                   Suite 200
                                                                                   Atlanta, GA 30318

J. Lacey Lewis             Vice President      Vice President and                  Cox Interactive Media, Inc.
                           and Chief           Chief Financial Officer             530 Means Street, NW
                           Financial Officer                                       Suite 200
                                                                                   Atlanta, GA 30318

Keith L. Herndon           Vice President      Vice President Planning             Cox Interactive Media, Inc.
                           Planning and        and Product Development             530 Means Street, NW
                           Product Development                                     Suite 200
                                                                                   Atlanta, GA 30318

Michael Q. Parker          Vice President      Vice President Marketing            Cox Interactive Media, Inc.
                           Marketing                                               530 Means Street, NW
                                                                                   Suite 200
                                                                                   Atlanta, GA 30318

David B. Hills             Vice President      Vice President Sales                Cox Interactive Media, Inc.
                           Sales                                                   530 Means Street, NW
                                                                                   Suite 200
                                                                                   Atlanta, GA 30318

Hillary Goodall            Vice President      Vice President Content              Cox Interactive Media, Inc.
                           Content Programming Programming                         530 Means Street, NW
                                                                                   Suite 200
                                                                                   Atlanta, GA 30318

Preston B. Barnett         Vice President      Vice President Tax                  Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

William L. Killen, Jr.*    Vice President      Vice President New Media            Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Steven N. Becker           Group Vice          Group Vice President                Cox Interactive Media, Inc.
                           President Site      Site Management                     530 Means Street, NW
                           Management                                              Suite 200
                                                                                   Atlanta, GA 30318

Gary R. Mills              Group Vice          Group Vice President                Cox Interactive Media, Inc.
                           President Site      Site Management                     530 Means Street, NW
                           Management                                              Suite 200
                                                                                   Atlanta, GA 30318

David C. Scotter           Group Vice          Group Vice President                Cox Interactive Media, Inc.
                           President Site      Site Management                     530 Means Street, NW
                           Management                                              Suite 200
                                                                                   Atlanta, GA 30318

Andrew A. Merdek           Secretary           Vice President Legal Affairs &      Cox Enterprises, Inc.
                                               Corporate Secretary                 1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

Richard J. Jacobson        Treasurer           Vice President & Treasurer          Cox Enterprises, Inc.
                                                                                   1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319

David E. Easterly          Director            President & Chief Operating         Cox Enterprises, Inc.
                                               Officer                             1400 Lake Hearn Dr., NE
                                                                                   Atlanta, GA 30319


*Also a Director